Rule 12g3-2(b) File # 333-118602

EFFECTIVE January 21, 2005,
THE COMPANYS NAME HAS
CHANGED FROM GRADIPORE
LTD. TO LIFE THERAPEUTICS
LIMITED.

Exhibit A to Deposit Agreement

No.	______
AMERICAN DEPOSITARY
SHARES
(Each American Depositary Share
represents ten deposited Shares)


THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES
WITHOUT PAR VALUE OF
GRADIPORE LIMITED
(INCORPORATED UNDER THE
LAWS OF THE
COMMONWEALTH OF
AUSTRALIA)

The Bank of New York as depositary
(hereinafter called the Depositary),
hereby certifies that
______________________, or
registered assigns IS THE OWNER
OF _____________________

AMERICAN DEPOSITARY
SHARES

representing deposited ordinary shares
(herein called Shares) of Gradipore
Limited, incorporated under the laws
of the Commonwealth of Australia
(herein called the Company).  At the
date hereof, each American
Depositary Share represents ten
Shares which are either deposited or
subject to deposit under the deposit
agreement at the principal Australia
office of HongKong Bank of
Australia Ltd., the principal
Melbourne, Victoria, Australia office
of National Australia Bank Limited
and the principal Melbourne, Victoria,
Australia office of Australia and New
Zealand Banking Group Limited
(herein collectively called the
Custodian).  The Depositarys
Corporate Trust Office is located at a
different address than its principal
executive office.  Its Corporate Trust
Office is located at 101 Barclay
Street, New York, N.Y. 10286, and its
principal executive office is located at One Wall Street, New York, N.Y.
10286.

THE DEPOSITARYS
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y.  10286


1 THE DEPOSIT
AGREEMENT.
      This American Depositary
Receipt is one of an issue (herein
called Receipts), all issued and to be
issued upon the terms and conditions
set forth in the deposit agreement,
dated as of _________________,
2004, (herein called the Deposit
Agreement), by and among the
Company, the Depositary, and all
Owners and holders from time to time
of Receipts issued thereunder, each of
whom by accepting a Receipt agrees
to become a party thereto and become
bound by all the terms and conditions
thereof.  The Deposit Agreement sets
forth the rights of Owners and holders
of the Receipts and the rights and
duties of the Depositary in respect of
the Shares deposited thereunder and
any and all other securities, property
and cash from time to time received in
respect of such Shares and held
thereunder (such Shares, securities,
property, and cash are herein called
Deposited Securities).  Copies of the
Deposit Agreement are on file at the
Depositarys Corporate Trust Office in
New York City and at the office of the
Custodian.

	The statements made on the
face and reverse of this Receipt are
summaries of certain provisions of the
Deposit Agreement and are qualified
by and subject to the detailed
provisions of the Deposit Agreement,
to which reference is hereby made.
Capitalized terms not defined herein
shall have the meanings set forth in
the Deposit Agreement.

2 SURRENDER OF
RECEIPTS AND
WITHDRAWAL
OF SHARES.
	Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt, and upon
payment of the fee of the Depositary
provided in this Receipt, and subject
to the terms and conditions of the
Deposit Agreement, the Owner hereof
is entitled to delivery, to him or upon
his order, of the Deposited Securities
at the time represented by the
American Depositary Shares for
which this Receipt is issued.  Delivery
of such Deposited Securities may be
made (a) by the electronic transfer
thereof of Shares through the facilities of CHESS or otherwise or the delivery of documents of title or other instruments evidencing title, as may be required under the Companys
Constitution or applicable law or
regulation in the name of the Owner
hereof or as ordered by him and (b) by
the delivery of any other securities,
property and cash to which such
Owner is then entitled in respect of
this Receipt.  Such delivery will be
made at the option of the Owner
hereof, either at the office of the
Custodian or at the Corporate Trust
Office of the Depositary or at such
other place as may be designated by
such Owner, provided that the
forwarding of certificates for Shares
or other Deposited Securities for such
delivery at the Corporate Trust Office
of the Depositary shall be at the risk
and expense of the Owner hereof.
Notwithstanding any other provision
of the Deposit Agreement or this
Receipt, the surrender of outstanding
Receipts and withdrawal of Deposited
Securities may not be suspended
subject only to (i) temporary delays
caused by closing the transfer books
of the Depositary or the Company or
the deposit of Shares in connection
with voting at a shareholders meeting,
or the payment of dividends, (ii) the
payment of fees, taxes and similar
charges, and (iii) compliance with any
U.S. or foreign laws or governmental
regulations relating to the Receipts or
to the withdrawal of the Deposited
Securities.


3 TRANSFERS,
SPLIT-UPS, AND
COMBINATIONS
OF RECEIPTS.
	The transfer of this Receipt is
registrable without unreasonable delay
on the books of the Depositary at its
Corporate Trust Office by the Owner
hereof in person or by a duly
authorized attorney, upon surrender of
this Receipt properly endorsed for
transfer or accompanied by proper
instruments of transfer and funds
sufficient to pay any applicable
transfer taxes and the expenses of the
Depositary and upon compliance with
such regulations, if any, as the
Depositary may establish for such
purpose.  This Receipt may be split
into other such Receipts, or may be
combined with other such Receipts
into one Receipt, evidencing the same
aggregate number of American
Depositary Shares as the Receipt or
Receipts surrendered.  As a condition
precedent to the execution and
delivery, registration of transfer,
split-up, combination, or surrender of
any Receipt or withdrawal of any
Deposited Securities, the Depositary,
the Custodian, or Registrar may
require payment from the depositor of
the Shares or the presentor of the
Receipt of a sum sufficient to
reimburse it for any tax or other
governmental charge and any stock
transfer or registration fee with
respect thereto (including any such tax
or charge and fee with respect to
Shares being deposited or withdrawn)
and payment of any applicable fees as
provided in this Receipt, may require
(a) the production of proof
satisfactory to it as to the identity and genuineness of any signature, (b) compliance with any laws or regulations, relating to depositary receipts in general or to the withdrawal or sale of Deposited
Securities, (c) delivery of such
certificates as the Company may from
time to time specify in writing to the
Depositary to assure compliance with
the Securities Act of 1933 and the
rules and regulations thereunder and
(d) compliance with such reasonable
procedures, if any, as the Depositary
may establish consistent with the
provisions of the Deposit Agreement
or this Receipt, including, without
limitation, this Article 3.

	The delivery of Receipts
against deposits of Shares generally or
against deposits of particular Shares
may be suspended, or the transfer of
Receipts in particular instances may
be refused, or the registration of
transfer of outstanding Receipts
generally may be suspended, during
any period when the transfer books of
the Depositary are closed, or if any
such action is deemed necessary or
advisable by the Depositary or the
Company at any time or from time to
time because of any requirement of
law or of any government or
governmental body or commission, or
under any provision of the Deposit
Agreement or this Receipt, or for any
other reason, subject to the provisions
of Article 22 hereof.  Notwithstanding
anything to the contrary in the Deposit
Agreement or this Receipt, the
surrender of outstanding Receipts and
withdrawal of Deposited Securities
may not be suspended subject only to
(i) temporary delays caused by closing
the transfer books of the Depositary or
the Company or the deposit of Shares
in connection with voting at a
shareholders meeting, or the payment
of dividends, (ii) the payment of fees,
taxes and similar charges, and (iii)
compliance with any U.S. or foreign
laws or governmental regulations
relating to the Receipts or to the
withdrawal of the Deposited
Securities.  Without limitation of the
foregoing, the Depositary shall not
knowingly accept for deposit under
the Deposit Agreement any Shares
required to be registered under the
provisions of the Securities Act of
1933, unless a registration statement is in effect as to such Shares.


4 LIABILITY OF OWNER
FOR TAXES.
	If any tax or other
governmental charge shall become
payable with respect to any Receipt,
any American Depositary Share or
any Deposited Securities represented
by any American Depositary Share
evidenced hereby, such tax or other
governmental charge shall be payable
by the Owner hereof to the
Depositary.  The Depositary may
refuse to effect any transfer of such
Receipt (or any split-up or
combination thereof) or any transfer
of this Receipt or any withdrawal of
Deposited Securities represented by
American Depositary Shares
evidenced by such Receipt until such
payment is made, and may withhold
any dividends or other distributions,
or may sell for the account of the
Owner hereof any part or all of the
Deposited Securities represented by
the American Depositary Shares
evidenced by this Receipt, and may
apply such dividends or other
distributions or the proceeds of any
such sale in payment of such tax or
other governmental charge and the
Owner hereof shall remain liable for
any deficiency.

5 WARRANTIES ON
DEPOSIT OF
SHARES.
	Every person depositing
Shares under the Deposit Agreement
shall be deemed thereby to represent
and warrant that such Shares and
proper evidence of title therefor are
validly issued, fully paid,
nonassessable, and free of any
pre-emptive rights of the holders of
outstanding Shares and that the person
making such deposit is duly
authorized so to do. Every such
person shall also be deemed to
represent that such Shares and the
Receipts evidencing American
Depositary Shares representing such
Shares would not be Restricted
Securities.  Such representations and
warranties shall survive the deposit of
Shares and issuance or cancellation of
Receipts.

6 FILING PROOFS,
CERTIFICATES,
AND OTHER
INFORMATION.
	Any person presenting Shares
for deposit or any Owner or holder of
a Receipt may be required from time
to time to file with the Depositary or
the Custodian such proof of
citizenship or residence, exchange
control approval, evidence of the
number of Shares beneficially owned
or any other matters necessary or
appropriate to evidence compliance
with the Corporations Law of
Australia, the Foreign Acquisitions
and Takeovers Act 1975, the
Constitution of the Company and
exchange control regulations, as
indicated to the Depositary by the
Company, or such information
relating to the registration on the
books of the Company or the Foreign
Registrar, if applicable, to execute
such certificates and to make such
representations and warranties, as the
Depositary may deem necessary or
proper or as the Company may
reasonably instruct in writing the
Depositary to require.  The Depositary
may, and at the reasonable written
request of the Company shall,
withhold the delivery or registration
of transfer of any Receipt or the
distribution of any dividend or sale or
distribution of rights or of the
proceeds thereof or the delivery of
any Deposited Securities until such
proof or other information is filed or
such certificates are executed or such
representations and warranties made.
No Share shall be accepted for deposit
unless accompanied by evidence
satisfactory to the Depositary that any
necessary approval has been granted
by any governmental body in the
Commonwealth of Australia, if any,
which is then performing the function
of the regulation of currency
exchange.  The Depositary shall
provide the Company, upon the
Companys reasonable written request
and at its expense, in a timely manner,
with copies of any information or
other material which it receives
pursuant to this Article 6.  Each
Owner and holder agrees to provide
any information requested by the
Company or the Depositary pursuant
to this Article 6.

7 CHARGES OF
DEPOSITARY.
	The Company agrees to pay
the fees, reasonable expenses and out-
of-pocket charges of the Depositary
and those of any Registrar only in
accordance with agreements in
writing entered into between the
Depositary and the Company from
time to time.  The Depositary shall
present its statement for such charges
and expenses to the Company at least
once every three months.  The charges
and expenses of the Custodian are for
the sole account of the Depositary.

	The following charges shall be
incurred by any party depositing or
withdrawing Shares or by any party
surrendering Receipts or to whom
Receipts are issued (including,
without limitation, issuance pursuant
to a stock dividend or stock split
declared by the Company or an
exchange of stock regarding the
Receipts or Deposited Securities or a
distribution of Receipts pursuant to
Section 4.03 of the Deposit
Agreement), or by Owners, as
applicable: (1) taxes and other
governmental charges, (2) such
registration fees as may from time to
time be in effect for the registration of transfers of Shares generally on the Share register of the Company or Foreign Registrar and applicable to transfers of Shares to or from the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals under the Deposit Agreement, (3) such cable, telex and facsimile transmission expenses as are expressly provided in the Deposit
Agreement, (4) such expenses as are
incurred by the Depositary in the
conversion of foreign currency
pursuant to Section 4.05 of the
Deposit Agreement, (5) a fee of $5.00
or less per 100 American Depositary
Shares (or portion thereof) for the
execution and delivery of Receipts
pursuant to Section 2.03, 4.03 or 4.04
of the Deposit Agreement, and the
surrender of Receipts pursuant to
Section 2.05 or 6.02 of the Deposit
Agreement, (6) a fee of $.02 or less
per American Depositary Share (or
portion thereof) for any cash
distribution made pursuant to the
Deposit Agreement including, but not
limited to Sections 4.01 through 4.04
thereof, (7) a fee for the distribution of securities pursuant to Section 4.02 of the Deposit Agreement, such fee being in an amount equal to the fee for the execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause (7) treating all such securities as if they were Shares), but which securities are instead distributed by the Depositary to Owners, (8) a fee of $.02 or less per American Depositary
Share (or portion thereof) for
depositary services, which will
accrue on the last day of each
calendar year and which will be
payable as provided in clause (9)
below; provided, however, that no
fee will be assessed under this clause
(8) to the extent a fee of $.02 was
charged pursuant to clause (6) above
during that calendar year and (9) any
other charge payable by the
Depositary, any of the Depositarys
agents, including the Custodian, or
the agents of the Depositarys agents
in connection with the servicing of
Shares or other Deposited Securities
(which charge shall be assessed
against Owners as of the date or
dates set by the Depositary in
accordance with Section 4.06 of the
Deposit Agreement and shall be
payable at the sole discretion of the
Depositary by billing such Owners
for such charge or by deducting such
charge from one or more cash
dividends or other cash
distributions).

	The Depositary, subject to
Article (8) hereof, may own and deal
in any class of securities of the
Company and its affiliates and in
Receipts.

8 PRE-RELEASE OF
RECEIPTS.
	Notwithstanding Section 2.03
of the Deposit Agreement, the
Depositary may execute and deliver
Receipts prior to the receipt of Shares
pursuant to Section 2.02 of the
Deposit Agreement (a Pre-Release).
The Depositary may, pursuant to
Section 2.05 of the Deposit
Agreement, deliver Shares upon the
receipt and cancellation of Receipts
which have been Pre-Released,
whether or not such cancellation is
prior to the termination of such Pre-
Release or the Depositary knows that
such Receipt has been Pre-Released.
The Depositary may receive Receipts
in lieu of Shares in satisfaction of a
Pre-Release.  Each Pre-Release will
be (a) preceded or accompanied by a
written representation from the person
to whom Receipts or Shares are to be
delivered that such person, or its
customer, owns the Shares or Receipts
to be remitted, as the case may be, (b)
at all times fully collateralized with
cash or such other collateral as the
Depositary deems appropriate, (c)
terminable by the Depositary on not
more than five (5) business days
notice, and (d) subject to such further
indemnities and credit regulations as
the Depositary deems appropriate.
The number of American Depositary
Shares which are outstanding at any
time as a result of Pre-Releases will
not normally exceed thirty percent
(30%) of the Shares deposited under
the Deposit Agreement; provided,
however, that the Depositary reserves
the right to change or disregard such
limit from time to time as it deems
appropriate.

	The Depositary may retain for
its own account any compensation
received by it in connection with the
foregoing.

9 TITLE TO RECEIPTS.
	It is a condition of this Receipt
and every successive Owner and
holder of this Receipt by accepting or
holding the same consents and agrees,
that title to this Receipt when properly endorsed or accompanied by proper instruments of transfer, is transferable by delivery with the same effect as in the case of a negotiable instrument under the laws of New York;
provided, however, that until a
Receipt shall have been transferred on
the books of the Depositary as
provided in Section 2.04 of the
Deposit Agreement, the Company and
the Depositary, notwithstanding any
notice to the contrary, may treat the
person in whose name this Receipt is
registered on the books of the
Depositary as the absolute Owner
hereof for the purpose of determining
the person entitled to distribution of
dividends or other distributions or to
any notice provided for in the Deposit
Agreement or for all other purposes,
and neither the Depositary nor the
Company shall have any obligation or
be subject to any liability under the
Deposit Agreement to any holder of a
Receipt unless such holder is the
Owner thereof.


10 VALIDITY OF
RECEIPT.
	This Receipt shall not be
entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose, unless this
Receipt shall have been executed by
the Depositary by the manual
signature of a duly authorized
signatory of the Depositary; provided,
however, that such signature may be a
facsimile if a Registrar for the
Receipts shall have been appointed
and such Receipts are countersigned
by the manual signature of a duly
authorized officer of the Registrar.

11 REPORTS;
INSPECTION OF
TRANSFER
BOOKS.
	The Company is subject to the
periodic reporting requirements of the
Securities Exchange Act of 1934 and,
accordingly, files certain reports with
the Securities and Exchange
Commission by foreign law or
otherwise under Rule 12g3-2(b) under
the Securities Exchange Act of 1934.
Such reports and communications will
be available for inspection and
copying by Owners at the public
reference facilities maintained by the
Commission located at 450 Fifth
Street, N.W., Washington, D.C.
20549.

	The Depositary will make
available for inspection by Owners of
Receipts at its Corporate Trust Office
any reports and communications,
including any proxy soliciting
material, received from the Company
which are both (a) received by the
Depositary as the holder of the
Deposited Securities and (b) made
generally available to the holders of
such Deposited Securities by the
Company.  The Depositary will also,
upon written request, send to Owners
of Receipts copies of such reports
when furnished by the Company
pursuant to the Deposit Agreement.

	The Depositary will keep
books, at its Corporate Trust Office,
for the registration of Receipts and
transfers of Receipts which at all
reasonable times shall be open for
inspection by the Owners of Receipts
provided that such inspection shall not
be for the purpose of communicating
with Owners of Receipts in the
interest of a business or object other
than the business of the Company or a
matter related to the Deposit
Agreement or the Receipts.

12 DIVIDENDS AND
DISTRIBUTIONS.
	Whenever the Depositary
receives any cash dividend or other
cash distribution on any Deposited
Securities, the Depositary shall, if at
the time of receipt thereof any
amounts received in a foreign
currency can in the judgment of the
Depositary be converted on a
reasonable basis into United States
Dollars transferable to the United
States, and subject to the Deposit
Agreement, convert such dividend or
distribution into dollars and will
distribute the amount thus received
(net of the fees and expenses of the
Depositary as provided in Article 7
hereof and Section 5.09 of the Deposit
Agreement, if applicable) to the
Owners of Receipts entitled thereto;
provided, however, that in the event
that the Company or the Depositary is
required to withhold and does
withhold from any cash dividend or
other cash distribution in respect of
any Deposited Securities an amount
on account of taxes, the amount
distributed to the Owners of the
Receipts evidencing American
Depositary Shares representing such
Deposited Securities shall be reduced
accordingly.

	Subject to the provisions of
Section 4.11 and Section 5.09 of the
Deposit Agreement, whenever the
Depositary receives any distribution
other than a distribution described in
Sections 4.01, 4.03 or 4.04 of the
Deposit Agreement, the Depositary
will cause the securities or property
received by it to be distributed to the
Owners entitled thereto, after
deduction or upon payment of any
fees and expenses of the Depositary or
any taxes or other governmental
charges, in proportion to the number
of American Depositary Shares
representing such Deposited
Securities held by them respectively,
in any manner that the Depositary
may deem equitable and practicable
for accomplishing such distribution;
provided, however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the Owners of
Receipts entitled thereto, or if for any other reason the Depositary deems such distribution not to be feasible, the Depositary may adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees and expenses of the Depositary as provided in Article 7 hereof and Section 5.09 of the Deposit
Agreement) shall be distributed by the
Depositary to the Owners of Receipts
entitled thereto, all in the manner and
subject to the conditions described in
Section 4.01 of the Deposit
Agreement.

      If any distribution consists of
a dividend in, or free distribution of,
Shares, the Depositary may distribute
to the Owners of outstanding Receipts
entitled thereto, additional Receipts
evidencing an aggregate number of
American Depositary Shares
representing the amount of Shares
received as such dividend or free
distribution, subject to the terms and
conditions of the Deposit Agreement
with respect to the deposit of Shares
and the issuance of American
Depositary Shares evidenced by
Receipts, including the withholding of
any tax or other governmental charge
as provided in Section 4.11 of the
Deposit Agreement and the payment
of the fees and expenses of the
Depositary as provided in Article 7
hereof and Section 5.09 of the Deposit
Agreement.  The Depositary may
withhold any such distribution of
Receipts if it has not received
satisfactory assurances from the
Company that such distribution does
not require registration under the
Securities Act of 1933 or is exempt
from registration under the provisions
of such Act.  In lieu of delivering
Receipts for fractional American
Depositary Shares in any such case,
the Depositary will sell the amount of
Shares represented by the aggregate of
such fractions and distribute the net
proceeds, all in the manner and
subject to the conditions described in
Section 4.01 of the Deposit
Agreement.  If additional Receipts are
not so distributed, each American
Depositary Share shall thenceforth
also represent the additional Shares
distributed upon the Deposited
Securities represented thereby.

      In the event that the
Depositary determines that any
distribution in property (including
Shares and rights to subscribe
therefor) is subject to any tax or other governmental charge which the
Depositary is obligated to withhold,
the Depositary may by public or
private sale dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay any such taxes or charges, and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners of Receipts entitled thereto.

13 RIGHTS.
	In the event that the Company
shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional
Shares or any rights of any other
nature, the Depositary shall have
discretion as to the procedure to be
followed in making such rights
available to any Owners or in
disposing of such rights on behalf of
any Owners and making the net
proceeds available to such Owners or,
if by the terms of such rights offering
or, for any other reason, the
Depositary may not either make such
rights available to any Owners or
dispose of such rights and make the
net proceeds available to such
Owners, then the Depositary shall
allow the rights to lapse. If at the time of the offering of any rights the Depositary determines in its discretion that it is lawful and feasible to make such rights available to all Owners or to certain Owners but not to other
Owners, the Depositary may
distribute to any Owner to whom it
determines the distribution to be
lawful and feasible, in proportion to
the number of American Depositary
Shares held by such Owner, warrants
or other instruments therefor in such
form as it deems appropriate.

	In circumstances in which
rights would otherwise not be
distributed, if an Owner of Receipts
requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American
Depositary Shares of such Owner
under the Deposit Agreement, the
Depositary will make such rights
available to such Owner upon written
notice from the Company to the
Depositary that (a) the Company has
elected in its sole discretion to permit such rights to be exercised and (b) such Owner has executed such documents as the Company has determined in its sole discretion are reasonably required under applicable law.

	If the Depositary has
distributed warrants or other
instruments for rights to all or certain
Owners, then upon instruction from
such an Owner pursuant to such
warrants or other instruments to the
Depositary from such Owner to
exercise such rights, upon payment by
such Owner to the Depositary for the
account of such Owner of an amount
equal to the purchase price of the
Shares to be received upon the
exercise of the rights, and upon
payment of the fees and expenses of
the Depositary and any other charges
as set forth in such warrants or other
instruments, the Depositary shall, on
behalf of such Owner, exercise the
rights and purchase the Shares, and
the Company shall cause the Shares
so purchased to be delivered to the
Depositary on behalf of such Owner.
As agent for such Owner, the
Depositary will cause the Shares so
purchased to be deposited pursuant to
Section 2.02 of the Deposit
Agreement, and shall, pursuant to
Section 2.03 of the Deposit
Agreement, execute and deliver
Receipts to such Owner.  In the case
of a distribution pursuant to the
second paragraph of this Article 13,
such Receipts shall be legended in
accordance with applicable U.S. laws,
and shall be subject to the appropriate
restrictions on sale, deposit,
cancellation, and transfer under such
laws.

	If the Depositary determines
in its discretion that it is not lawful
and feasible to make such rights
available to all or certain Owners, it
may sell the rights, warrants or other
instruments in proportion to the
number of American Depositary
Shares held by the Owners to whom it
has determined it may not lawfully or
feasibly make such rights available,
and allocate the net proceeds of such
sales (net of the fees and expenses of
the Depositary as provided in Section
5.09 of the Deposit Agreement and all
taxes and governmental charges
payable in connection with such rights
and subject to the terms and
conditions of the Deposit Agreement)
for the account of such Owners
otherwise entitled to such rights,
warrants or other instruments, upon an
averaged or other practical basis
without regard to any distinctions
among such Owners because of
exchange restrictions or the date of
delivery of any Receipt or otherwise.

	The Depositary will not offer
rights to Owners unless both the rights
and the securities to which such rights
relate are either exempt from
registration under the Securities Act
of 1933 with respect to a distribution
to all Owners or are registered under
the provisions of such Act; provided,
that nothing in the Deposit Agreement
shall create, any obligation on the part of the Company to file a registration statement under the Securities Act of 1933 with respect to such rights or underlying securities or to endeavor to have such a registration statement declared effective or otherwise to register such rights or securities under any other applicable laws for any purpose. If an Owner of Receipts requests the distribution of warrants or other instruments, notwithstanding that there has been no such registration under such Act, the
Depositary shall not effect such
distribution unless it has received an
opinion from recognized counsel in
the United States for the Company
upon which the Depositary may rely
that such distribution to such Owner is
exempt from such registration.

      The Depositary shall not be
responsible for any failure to
determine that it may be lawful or
feasible to make such rights available
to Owners in general or any Owner in
particular.

14 CONVERSION OF
FOREIGN
CURRENCY.
	Whenever the Depositary or
the Custodian shall receive foreign
currency, by way of dividends or
other distributions or the net proceeds
from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can in the judgment of the Depositary be converted on a reasonable basis into Dollars and the resulting Dollars transferred to the
United States, the Depositary shall
convert or cause to be converted, by
sale or in any other manner that it may
determine, such foreign currency into
Dollars, and such Dollars shall be
distributed to the Owners entitled
thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants and/or instruments upon surrender thereof for cancellation. Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions, the date of delivery of any Receipt or otherwise and shall be net of any expenses of conversion into Dollars incurred by the Depositary as provided in Section 5.09 of the Deposit Agreement.

	If such conversion or
distribution can be effected only with
the approval or license of any
government or agency thereof, the
Depositary shall file such application
for approval or license, if any, as it
may deem desirable.

	If at any time the Depositary
shall determine that in its judgment
any foreign currency received by the
Depositary or the Custodian is not
convertible on a reasonable basis into
Dollars transferable to the United
States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the
Depositary may distribute the foreign
currency (or an appropriate document
evidencing the right to receive such
foreign currency) received by the
Depositary to, or in its discretion may
hold such foreign currency uninvested
and without liability for interest
thereon for the respective accounts of,
the Owners entitled to receive the
same.

	If any such conversion of
foreign currency, in whole or in part,
cannot be effected for distribution to
some of the Owners entitled thereto,
the Depositary may in its discretion
make such conversion and distribution
in Dollars to the extent permissible to
the Owners entitled thereto and may
distribute the balance of the foreign
currency received by the Depositary
to, or hold such balance uninvested
and without liability for interest
thereon for the respective accounts of,
the Owners entitled thereto.

15 RECORD DATES.
	Whenever any cash dividend
or other cash distribution shall
become payable or any distribution
other than cash shall be made, or
whenever rights shall be issued with
respect to the Deposited Securities, or
whenever the Depositary shall receive
notice of any meeting of holders of
Shares or other Deposited Securities,
or whenever for any reason the
Depositary causes a change in the
number of Shares that are represented
by each American Depositary Share,
or whenever the Depositary shall find
it necessary or convenient, the
Depositary shall fix a record date (a)
for the determination of the Owners of
Receipts who shall be (i) entitled to
receive such dividend, distribution or
rights or the net proceeds of the sale
thereof, (ii) entitled to give
instructions for the exercise of voting
rights at any such meeting or (iii)
responsible for any fee assessed by
the Depositary pursuant to the Deposit
Agreement, or (b) on or after which
each American Depositary Share will
represent the changed number of
Shares, subject to the provisions of the Deposit Agreement.

16 VOTING OF
DEPOSITED
SECURITIES.
	Upon receipt of notice of any
meeting of holders of Shares or other
Deposited Securities, if requested in
writing by the Company, the
Depositary shall, as soon as
practicable thereafter, mail to the
Owners a notice, the form of which
notice shall be in the sole discretion of the Depositary, which shall contain
(a) such information as is contained in
such notice of meeting received by the
Depositary from the Company, and
(b) a statement that the Owners as of
the close of business on a specified
record date will be entitled, subject to any applicable provision of Australian law and of the Constitution of the Company and any other provisions governing Deposited Securities, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Shares or other Deposited Securities represented by their respective American
Depositary Shares and (c) a statement
as to the manner in which such
instructions may be given or deemed
given in accordance with the last
sentence of this paragraph if no
instruction is received, to the
Depositary to give a discretionary
proxy to a person designated to the
Company. Upon the written request of
an Owner of a Receipt on such record
date, received on or before the date
established by the Depositary for such
purpose, the Depositary shall
endeavor insofar as practicable to vote
or cause to be voted the amount of
Shares or other Deposited Securities
represented by the American
Depositary Shares evidenced by such
Receipt in accordance with the
instructions set forth in such request.
The Depositary shall not vote or
attempt to exercise the right to vote
that attaches to the Shares or other
Deposited Securities, other than in
accordance with such instructions or
deemed instructions.  If no
instructions are received by the
Depositary from any Owner with
respect to any of the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Owners Receipts
on or before the date established by
the Depositary for such purpose, the
Depositary shall deem such Owner to
have instructed the Depositary to give
a discretionary proxy to a person
designated by the Company with
respect to such Deposited Securities
and the Depositary shall give a
discretionary proxy to a person
designated by the Company to vote
such Deposited Securities; provided,
that no such instruction shall be
deemed given and no such
discretionary proxy shall be given
with respect to any matter as to which
the Company informs the Depositary
(and the Company agrees to provide
such information as promptly as
practicable in writing) that (x) the
Company does not wish such proxy
given, (y) substantial opposition exists or (z) such matter materially and adversely affects the rights of holders of Shares.

	There can be no assurance that
Owners generally or any Owner in
particular will receive the notice
described in the preceding paragraph
sufficiently prior to the Instruction
Date to ensure that the Depositary will
vote the Shares or Deposited
Securities in accordance with the
provisions set forth in the preceding
paragraph.

17 CHANGES
AFFECTING
DEPOSITED
SECURITIES.
	Upon any change in nominal
value, change in par value, split-up,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale of
assets affecting the Company or to
which it is a party, or upon the
redemption or cancellation by the
Company of the Deposited Securities,
any securities, cash or property which
shall be received by the Depositary or
a Custodian in exchange for, in
conversion of, in lieu of or in respect
of Deposited Securities shall be
treated as new Deposited Securities
under the Deposit Agreement, and
American Depositary Shares shall
thenceforth represent, in addition to
the existing Deposited Securities, the
right to receive the new Deposited
Securities so received, unless
additional Receipts are delivered
pursuant to the following sentence.  In
any such case the Depositary may
execute and deliver additional
Receipts as in the case of a dividend
in Shares, or call for the surrender of
outstanding Receipts to be exchanged
for new Receipts specifically
describing such new Deposited
Securities.

	Immediately upon the
occurrence of any such split-up,
consolidation or any other
reclassification covered by this Article
17 in respect of Deposited Securities,
the Company shall notify the
Depositary in writing of such
occurrence and may instruct the
Depositary to give notice thereof, at
the Companys expense, to Owners in
accordance with Section 5.06 of the
Deposit Agreement.

18 LIABILITY OF THE
COMPANY AND
DEPOSITARY.
	Neither the Depositary nor the
Company nor any of their respective
directors, officers, employees, agents
or affiliates shall incur any liability to any Owner or holder of any Receipt,
(i) if by reason of any provision of any present or future law or regulation of the United States, the Commonwealth of Australia or any other country, or of any other governmental or regulatory authority or stock exchange or automated quotation system
(including, without limitation, the
NASDAQ National Market, or by
reason of any provision, present or
future, of the Constitution of the
Company, or by reason of any
provision of any securities issued or
distributed by the Company, or any
offering or distribution thereof, or by
reason of any act of God or war or
terrorism or other circumstances
beyond its control, the Depositary or
the Company (or any of their
respective directors, officers,
employees, agents or affiliates) shall
be prevented, delayed or forbidden
from or be subject to any civil or
criminal penalty on account of doing
or performing any act or thing which
by the terms of the Deposit
Agreement it is provided shall be
done or performed, (ii) by reason of
any non-performance or delay, caused
as aforesaid, in the performance of
any act or thing which by the terms of
the Deposit Agreement it is provided
shall or may be done or performed,
(iii) by reason of any exercise of, or
failure to exercise, any discretion
provided for in the Deposit
Agreement, (iv) for the inability of
any Owner or holder to benefit from
any distribution, offering, right or
other benefit which is made available
to holders of Deposited Securities but
is not, under the terms of the Deposit
Agreement, made available to Owners
or holders, or (v) for any special,
consequential or punitive damages for
any breach of the terms of the Deposit
Agreement. Where, by the terms of a
distribution pursuant to Sections 4.01,
4.02, or 4.03 of the Deposit
Agreement, or an offering or
distribution pursuant to Section 4.04
of the Deposit Agreement, such
distribution or offering may not be
made available to Owners of Receipts,
and the Depositary may not dispose of
such distribution or offering on behalf
of such Owners and make the net
proceeds available to such Owners,
then the Depositary shall not make
such distribution or offering, and shall allow any rights, if applicable, to lapse. Neither the Company nor the Depositary nor any of their respective directors, officers, employees, agents and affiliates assume any obligation or shall be subject to any liability under the Deposit Agreement to Owners or holders of Receipts, except that they agree to perform their obligations specifically set forth in the Deposit
Agreement without negligence or bad
faith.  The Depositary shall not be
subject to any liability with respect to the validity or worth of the Deposited
Securities.  Neither the Depositary nor
the Company nor any of their
respective directors, officers,
employees, agents or affiliates shall be under any obligation to appear in, prosecute or defend any action, suit, or other proceeding in respect of any Deposited Securities or in respect of the Receipts, on behalf of any Owner or holder or other person. Neither the Depositary nor the Company nor any of their respective directors, employees, officers, agents or affiliates shall be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any
Owner or holder of a Receipt, or any
other person believed by it in good
faith to be competent to give such
advice or information.  The
Depositary shall not be responsible for
any failure to carry out any
instructions to vote any of the
Deposited Securities, or for the
manner in which any such vote is cast
or the effect of any such vote,
provided that any such action or
nonaction is in good faith.  The
Depositary shall not be liable for any
acts or omissions made by a successor
depositary whether in connection with
a previous act or omission of the
Depositary or in connection with a
matter arising wholly after the
removal or resignation of the
Depositary, provided that in
connection with the issue out of which
such potential liability arises the
Depositary performed its obligations
without negligence or bad faith while
it acted as Depositary.  The Company
agrees to indemnify the Depositary,
its directors, officers, employees,
agents and affiliates and any
Custodian against, and hold each of
them harmless from, any liability or
expense (including, but not limited to,
the reasonable fees and expenses of
counsel) which may arise out of any
registration with the Commission of
Receipts, American Depositary Shares
or Deposited Securities or the offer or
sale thereof in the United States or out of acts performed or omitted, in accordance with the provisions of the Deposit Agreement and of the
Receipts, as the same may be
amended, modified, or supplemented
from time to time, (i) by either the
Depositary or a Custodian or their
respective directors, officers,
employees, agents and affiliates,
except for any liability or expense
arising out of the negligence or bad
faith of either of them, or (ii) by the
Company or any of its directors,
officers, employees, agents and
affiliates.  No disclaimer of liability
under the Securities Act of 1933 is
intended by any provision of the
Deposit Agreement.

19 RESIGNATION AND
REMOVAL OF
THE
DEPOSITARY.
      The Depositary may at any
time resign as Depositary under the
Deposit Agreement by written notice
of its election so to do delivered to
the Company, such resignation to
take effect upon the appointment of a
successor depositary and its
acceptance of such appointment as
provided in the Deposit Agreement.
The Depositary may at any time be
removed by the Company by 120
days prior written notice of such
removal, to become effective upon
the later of (i) the 120th day after
delivery of the notice to the
Depositary and (ii) the appointment
of a successor depositary and its
acceptance of such appointment as
provided in the Deposit Agreement.
Whenever the Depositary in its
discretion determines that it is in the
best interest of the Owners of
Receipts to do so, it may appoint a
substitute or additional custodian or
custodians.

20 AMENDMENT.
	The form of the Receipts and
any provisions of the Deposit
Agreement may at any time and from
time to time be amended by
agreement between the Company and
the Depositary without the consent of
Owners or holders of Receipts in any
respect which they may deem
necessary or desirable.  Any
amendment which shall impose or
increase any fees or charges (other
than taxes and other governmental
charges, registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or which shall otherwise prejudice any substantial existing right of Owners of Receipts, shall, however, not become effective as to outstanding Receipts until the expiration of thirty days after notice of such amendment shall have been given to the Owners of outstanding Receipts. Every Owner of a Receipt at the time any amendment so becomes effective shall be deemed, by continuing to hold such Receipt, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby. In no event shall any amendment impair the right of the Owner of any Receipt to surrender such Receipt and receive therefor the Deposited Securities represented thereby except in order to comply with mandatory provisions of applicable law.

21 TERMINATION OF
DEPOSIT
AGREEMENT.
	The Depositary shall at any
time at the direction of the Company
terminate the Deposit Agreement by
mailing notice of such termination to
the Owners of all Receipts then
outstanding at least 60 days prior to
the date fixed in such notice for such
termination.  The Depositary may
likewise terminate the Deposit
Agreement by mailing notice of such
termination to the Company and the
Owners of all Receipts then
outstanding; at least 30 days prior to
the date of termination, if at any time
30 days shall have expired after the
Depositary shall have delivered to the
Company a written notice of its
election to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and after the
date of termination, the Owner of a
Receipt, will upon (a) surrender of
such Receipt at the Corporate Trust
Office of the Depositary, (b) payment
of the fee of the Depositary for the
surrender of Receipts referred to in
Section 2.05 of the Deposit
Agreement, and (c) payment of any
applicable taxes or governmental
charges be entitled to delivery, to him
or upon his order, of the amount of
Deposited Securities represented by
the American Depositary Shares
evidenced by such Receipt.  If any
Receipts shall remain outstanding
after the date of termination, the
Depositary thereafter shall discontinue
the registration of transfers of
Receipts, shall suspend the
distribution of dividends to the
Owners thereof, shall not accept
deposits of Shares (and shall so
instruct each Custodian), and shall not
give any further notices or perform
any further acts under the Deposit
Agreement, except that the Depositary
shall continue to collect dividends and
other distributions pertaining to
Deposited Securities, shall sell rights
and other property as provided in the
Deposit Agreement, and shall
continue to deliver Deposited
Securities, together with any
dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property, in exchange for
Receipts surrendered to the
Depositary (after deducting, in each
case, the fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges).  At any
time after the expiration of four
months from the date of termination,
the Depositary may sell the Deposited
Securities then held under the Deposit
Agreement and may thereafter hold
uninvested the net proceeds of any
such sale, together with any other cash
then held by it thereunder,
unsegregated and without liability for
interest, for the pro rata benefit of the Owners of Receipts which have not theretofore been surrendered, such
Owners thereupon becoming general
creditors of the Depositary with
respect to such net proceeds.  After
making such sale, the Depositary shall
be discharged from all obligations
under the Deposit Agreement, except
to account for such net proceeds and
other cash (after deducting, in each
case, the fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges) and except
for its obligations to the Company
under Section 5.08 of the Deposit
Agreement.  Upon the termination of
the Deposit Agreement, the Company
shall be discharged from all
obligations under the Deposit
Agreement except for its obligations
to the Depositary with respect to
indemnification, charges, and
expenses of the Deposit Agreement.

22 DISCLOSURE OF
INTERESTS.
	The Company may from time
to time request Owners to provide
information as to the capacity in
which such Owners own or owned
Receipts and regarding the identity of
any other persons then or previously
interested in such Receipts and the
nature of such interest.  Each Owner
agrees to provide any information
requested by the Company or the
Depositary pursuant to Section 3.04 of
the Deposit Agreement.  The
Depositary agrees to comply with
reasonable written instructions
received from the Company
requesting that the Depositary forward
any such requests to the Owners and
to forward to the Company any such
responses to such requests received by
the Depositary.  To the extent that
provisions of or governing any
Deposited Securities or the rules or
regulations of any governmental
authority or securities exchange or
automated quotation system may
require the disclosure of beneficial or
other ownership of Deposited
Securities, other Shares and other
securities to the Company or other
persons and may provide for blocking
transfer and voting or other rights to
enforce such disclosure or limit such
ownership, the Depositary shall use its
reasonable efforts to comply with
Companys instructions in respect of
any such enforcement or limitation.

23 SUBMISSION TO
JURISDICTION;
WAIVER OF
IMMUNITIES.
      In the Deposit Agreement,
the Company has (i) appointed
National Registered Agents, 875
Avenue of The Americas, Suite 501,
New York, New York 10001, as the
Companys authorized agent upon
which process may be served in any
suit or proceeding arising out of or
relating to the Shares or Deposited
Securities, the American Depositary
Shares, the Receipts or this
Agreement, (ii) consented and
submitted to the jurisdiction of any
state or federal court in the State of
New York in which any such suit or
proceeding may be instituted, and
(iii) agreed that service of process
upon said authorized agent shall be
deemed in every respect effective
service of process upon the
Company in any such suit or
proceeding.

            To the extent that the
Company or any of its properties,
assets or revenues may have or
hereafter become entitled to, or have
attributed to it, any right of
immunity, on the grounds of
sovereignty or otherwise, from any
legal action, suit or proceeding, from
the giving of any relief in any respect
thereof, from setoff or counterclaim,
from the jurisdiction of any court,
from service of process, from
attachment upon or prior to
judgment, from attachment in aid of
execution or judgment, or other legal
process or proceeding for the giving
of any relief or for the enforcement
of any judgment, in any jurisdiction
in which proceedings may at any
time be commenced, with respect to
its obligations, liabilities or any other matter under or arising out of or in connection with the Shares or
Deposited Securities, the American
Depositary Shares, the Receipts or
the Deposit Agreement, the
Company, to the fullest extent
permitted by law, hereby irrevocably
and unconditionally waives, and
agrees not to plead or claim, any
such immunity and consents to such
relief and enforcement.